EX-10.3


         GUARANTEE AGREEMENT, dated as of September 29, 2006, among HARBIN ZHONG HE LI DA JIAO YU KE JI YOU XIAN GONG SI, HEILONGHIANG ZHONGE EDUCATION TRAINING CENTER and HARBIN ZHONGHELIDA EDUCATIONAL TECHNOLOGY COMPANY LIMITED, (collectively, the "SUBSIDIARY GUARANTORS"), and XINQUN YU, an individual residing at [1601 BUILDING 1, BAOZA DISTRICT, HARBIN, CHINA 150090 (the "INDIVIDUAL GUARANTOR", and collectively with the Subsidiary Guarantors, the "GUARANTORS"); and SBI ADVISORS, LLC, a California limited liability company, as agent (together with its successors and assigns in that capacity, "AGENT") for the Investors (as defined below).

                                  INTRODUCTION

         Hong Kong League Central Credit Union, HIT Credit Union,  Sean Wallace,
R. Ralph Parks, Cambria Investment Fund, LP, The Angeloff Family L.P., and The Angeloff Family, LLC (collectively, the "INVESTORS") have purchased from China Education Alliance, Inc., a North Carolina corporation (the "COMPANY"), $1,530,000 aggregate principal amount of secured promissory notes (the "NOTES"), each dated as of the date hereof, and delivered respectively to the Investors. In order to induce the Investors to purchase such Notes, the Guarantors, jointly and severally, subject to the limitations set forth herein, have agreed to guarantee the timely performance, payment, and collectibility of all obligations of the Company pursuant to the Notes. Each Subsidiary Guarantor is a wholly-owned subsidiary of the Company. The Individual Guarantor is the chief executive officer and principal stockholder of the Company.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors hereby agrees as follows:

I.       GUARANTEE

         SECTION 1.01 GUARANTEE BY GUARANTORS.

         Subject to Section 1.07 hereof, the Guarantors, jointly and severally, hereby unconditionally, irrevocably, and absolutely guarantee to the Investors
(i) the due and punctual payment and collectibility of the principal of, and the premium, if any, and interest (including interest accruing on or after the filing of any petition in bankruptcy or reorganization, whether or not a claim for post-filing interest is allowed in such proceeding) on, all obligations of the Company under the Notes, when and as the same shall become due and payable, whether at maturity of such obligations, by acceleration, or otherwise, (ii) the due and punctual payment and collectibility of interest on the overdue principal of, and premium and interest, if any, on, all obligations of Company under the Notes, to the extent lawful, (iii) the due and punctual performance of all of the

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covenants,  agreements,  and other  obligations  of Company to the  Investors in accordance with the terms of the Notes, and (iv) in the case of any extension of time of payment or renewal of any of the obligations of Company under the Notes, that the same will be promptly paid in full when due or performed in accordance
with  the  terms  of  such  extension  or  renewal,   at  stated  maturity,   by
acceleration, or otherwise.

         SECTION 1.02 ABSOLUTE, IRREVOCABLE, AND UNCONDITIONAL OBLIGATION. The Guarantors, jointly and severally, hereby agree that their obligations hereunder shall be absolute, irrevocable, and unconditional, irrespective of, and shall be unaffected by, the identity of Company, the nature of the obligation of Company to the Investors (whether as obligor, guarantor, or otherwise), any invalidity, irregularity, or unenforceability of any such obligation or this Guarantee, any failure to enforce any of the provisions of the Notes or this Guarantee, any waiver, modification, or indulgence granted to any of the Guarantors or Company with respect thereto by Investors, or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of surety or guarantor. The Guarantors hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency, or bankruptcy of Company, any right to require a proceeding first against Company, the benefit of discussion, protest, or notice with respect to such obligations, and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any obligation of Company under the Notes or to Investors, except by payment in full of the principal amount due under the Notes, premium, if any, and interest thereon, and by the complete performance of the obligations contained in the Notes and this Guarantee.

         SECTION 1.03 ACCELERATION OF OBLIGATIONS. The Guarantors, jointly and severally, hereby agree, to the fullest extent they may lawfully do so, that, as between the Guarantors, on the one hand, and Investors, on the other, (a) the maturity of the obligations guaranteed hereby may be accelerated as provided in the Notes for the purposes of this Guarantee, notwithstanding any stay, injunction, or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (b) in the event of any declaration of acceleration of such obligations, such obligations (whether or not due or payable) shall forthwith become immediately due and payable by the Guarantors for the purposes of this Guarantee.

         SECTION 1.04 REINSTATEMENT OF GUARANTEE. If any Investors are required by any court or otherwise to return to Company or any Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator, or other similar official acting in relation to Company, any amount paid to any Investor in respect of the Notes, this Guarantee, to the extent of such amount so returned, shall be reinstated in full force and effect.

         SECTION 1.05 SUBROGATION. The Guarantors hereby irrevocably waive any claim or other rights which it may now have or hereafter acquire against performance or enforcement of her or its obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of any Investor against Company or any collateral which any Investor hereafter acquires, whether or not such claim, remedy, or

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right arises in equity, or under contract,  statute,  or common law,  including, without limitation, the right to take or receive from Company directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the payment in full of all obligations and all other amounts payable under this Guarantee, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Investors and shall forthwith be paid to the Investors to be credited and applied upon such guaranteed obligations, whether matured or unmatured, in accordance with the terms of the Notes.

         SECTION 1.06 OTHER REMEDIES. Nothing contained in this Article I or elsewhere herein is intended to or shall impair, as between the Guarantors and Investors, the obligation of Guarantors, which is absolute and unconditional, joint and several, to pay to the Investors the obligations of Company under the Notes as and when the same shall become due and payable in accordance with the provisions thereof, or the performance of the covenants, agreements, or other obligations of Company to the Investors in accordance with the terms of the Notes, nor shall anything herein prevent any Investor from exercising all remedies otherwise permitted by applicable law upon default under the Notes.

         SECTION 1.07 LIMITATION OF LIABILITY FO INDIVIDUAL GUARANTOR. Notwithstanding anything herein to the contrary, the guarantee provided herein by the Individual Guarantor shall be limited to the shares (the "PLEDGED SHARES") pledged by the Individual Guarantor (and any affiliates or associates thereof) pursuant to the Pledge Agreement (as hereinafter defined). Other than the Pledged Shares and any other Collateral (as defined in the Pledge Agreement) of the Individual Guarantor, Investor expressly acknowledges that the Indivdual Guarantor shall have no obligations or liability to Investor or to any other entity with respect to the Note or the obligations of Borrower thereunder, and Investor expressly waives all other causes of action against the Individual Guarantor with respect to the Note and the obligations of Borrower thereunder.

II.      PLEDGE AGREEMENT

         Simultaneously with the execution hereof, the Individual Guarantor is executing and delivering to the Agent the Stock Pledge Agreement, dated of as September 29, 2006 (the "PLEDGE AGREEMENT"), between the Individual Guarantor and the Agent, to provide securities for the obligations of the Guarantors set forth herein.

III.     REPRESENTATIONS AND WARRANTIES

         The   Guarantors,   jointly   and   severally,   make   the   following
representations and warranties, each and all of which shall survive the execution and delivery of this Agreement:

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         SECTION 3.01 RESIDENCE OF GUARANTOR.  The principal office (in the case of the Subsidiary Guarantors) or place of residence (in the case Individual Guarantor) is located at the address first specified above for such Guarantor.

         SECTION 3.02 AUTHORITY. Each Guarantor has all requisite power and authority to execute, deliver, and perform its obligations under this Agreement. This Agreement has been duly authorized, executed, and delivered by each Guarantor and constitutes the legal, valid, and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms. No consent of any party to any contract, arrangement, or understanding to which any Guarantor is a party, or to which he or it or any of his or its respective assets are subject, is required in connection with the execution or delivery of, or the performance of its obligations under, this Agreement. The execution and delivery of, and the performance by each Guarantor of his or its obligations under, this Agreement will not violate, result in a breach of, or conflict with, any term of any such contract, arrangement, or understanding, or violate or result in a breach of, or conflict with any order, judgment, or decree, or, to the best knowledge of any Guarantor, any law, rule, or regulation binding upon any Guarantor or to which he or it or any of his or its respective businesses, properties, or assets are subject. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by any Guarantor of the Guarantee or the security interest granted hereby, or for the execution, delivery, or performance of this Agreement by any Guarantor or (ii) for the perfection of, or the exercise by any Investor of, his, her, or its rights and remedies hereunder.

IV.      FURTHER ASSURANCES

         Each Guarantor hereby agrees, jointly and severally, that from time to time, at his sole expense, he or it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Investor may request, in order to protect the guarantee set forth in Article I to this Agreement and to perfect and protect any security interest granted or purported to be granted hereby or to enable the Investors to exercise and enforce their respective rights and remedies hereunder with respect to the Guarantee and any of the Collateral.

V.       ATTORNEY-IN-FACT; INVESTOR MAY PERFORM

         SECTION 5.01 ATTORNEY-IN-FACT.

         Each Guarantor hereby irrevocably appoints any Investor Agent as such Guarantor's attorney-in-fact, with full authority in the place and stead of such Guarantor and in the name of such Guarantor or otherwise, from time to time in such Investor Agent's discretion to take any action and to execute any instrument which such Investor Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse, and collect all instruments made payable to such Guarantor representing any dividend, interest payment, or other

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distribution  in respect of the  Collateral or any part thereof and to give full discharge for the same. This power, being coupled with an interest, is irrevocable. Nothing in this Article VII shall be construed as providing any Investor or any Investor Agent with any remedies with respect to the Collateral not otherwise provided for in this Agreement or under applicable law.

         SECTION 5.02 INVESTOR MAY PERFORM. If any Guarantor fails to perform any agreement contained herein, the Investors may (or may cause the Agent to), but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Investors incurred in connection therewith shall be payable by the Guarantors pursuant to the terms of this Agreement.

VI. MISCELLANEOUS

         SECTION 6.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Investors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 6.02 NOTICE. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Guarantor, mailed or telegraphed or delivered to it, addressed to it at the address specified in the introductory paragraph hereof, if to Investor, mailed or delivered to it at the address of Investor specified in Annex A hereto, or as to any party hereto at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

         SECTION 6.03 WAIVER. No failure on the part of any Investor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 6.04 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or document required pursuant hereto shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or document required pursuant hereto.

         SECTION 6.05 GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to principles of conflicts of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought in the state courts or the United States District Court, in each case located in Los Angeles county or Orange county, California, and each party covenants and agrees

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not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it or he is not subject personally to the jurisdiction of such court, that its or his property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

         SECTION 6.06 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which, when taken together shall constitute one original.

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         IN WITNESS  WHERE OF, the parties  hereto have  executed and  delivered this Agreement as of the date first above written.

                            HARBIN ZHONG HE LI DA JIAO YU KE JI
                            YOU XIAN GONG SI



                            BY: /s/ [Illegible signature]
                                -------------------------------
                                NAME:
                                TITLE:


                            HEILONGHIANG ZHONGE EDUCATION
                            TRAINING CENTER



                            BY: /s/ [Illegible signature]
                                -------------------------------
                                NAME:
                                TITLE:


                            HARBIN ZHONGHELIDA EDUCATIONAL
                            TECHNOLOGY COMPANY LIMITED



                            BY: /s/ [Illegible signature]
                                -------------------------------
                                NAME:
                                TITLE:



                                /s/ XINQUN YU
                                -------------------------------
                                XINQUN YU


                            SBI ADVISORS LLC, AS AGENT

                            BY: /s/ [Illegible signature]
                                -------------------------------
                                NAME:
                                TITLE:


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